KATZ MEDIA CORPORATION
                              125 West 55th Street
                            New York, New York 10019


                                                  Dated as of: September 6, 1996


The First National Bank of Boston,
individually, as Agent, and as Underwriting Agent
Credit Lyonnais New York Branch, individually and as Underwriting Agent
Credit Lyonnais Cayman Island Branch
Fleet National Bank Banque
Paribas State Street Bank and Trust Company
National Bank of Canada
European American Bank

Re:     Modification No. 7 to Credit Agreement


Ladies and Gentlemen:

     Reference is made to the Third Amended and Restated Credit Agreement, dated as of September 9, 1994 (as amended, modified or supplemented from time to time and in effect, the "Credit Agreement"), by and among Katz Media Corporation ("Borrower"), the financial institutions party thereto as lenders ("Lenders"), The First National Bank of Boston, as agent for the Lenders ("Agent"), and The First National Bank of Boston and Credit Lyonnais New York Branch, as underwriting agents for the Lenders. All capitalized terms used herein and not defined herein shall have the meanings specified for such terms in the Credit Agreement.

     The Borrower has requested the Agent and the Lenders to amend the Credit Agreement in certain respects.

     The Agent and the undersigned Majority Lenders are willing to amend the Credit Agreement on the terms and subject to the conditions set forth in this Agreement.

     Accordingly, the parties hereto hereby agree as follows:


                                   ARTICLE I


                       MODIFICATIONS TO CREDIT AGREEMENT


     SECTION 1.1. Modification to Definitions and Accounting Terms. Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in appropriate places by alphabetical order:

     "Contract Management Agreement" means any Contract Management Agreement, substantially in the form of Exhibit A to Modification No. 7 to this Agreement.

     "Katz Media Services" means Katz Media Services, Inc.

     "Katz Media Services Credit Agreement" means the Credit Agreement, dated as of September 6, 1996 among Katz Media Services, the lenders party thereto, and The First National Bank of Boston, as Agent for the lenders.

     SECTION 1.2. Termination of Commitments. The Termination Date shall be June 30, 1999, unless the Revolving Credit Commitments of the Lenders are earlier terminated in accordance with Section 8.2 of the Credit Agreement. The Credit Agreement (including Section 2.4 thereof) and the other Loan Documents are hereby amended to reflect the foregoing amendment to the Termination Date.

     SECTION 1.3. Modification to Total Debt to EBITDA Ratio. The Maximum Total Debt to EBITDA Ratio as of the end of the Fiscal Quarter ending September 30, 1996 is hereby reduced to 4.25:1.0. Section 5.3 of the Credit Agreement is hereby amended to reflect the foregoing.

     SECTION 1.4. Modification to Negative Covenants.

     (a) Repurchase of Debentures. Section 7.4 of the Credit Agreement is amended by (i) deleting clauses (ii)(C), (ii)(D) and (ii)(E) in their entirety, and (ii) adding the following new clause (ii)(C):

"(C) payments in respect of the Debentures with the proceeds of the issuance of Subordinated Take-Out Notes, provided that no Default or Event of Default is existing on the date of any such payment or would result therefrom (including any such Default or Event of Default that may arise as a result of any such payment solely as a result of a cross default to the Katz Media Services Credit Agreement)";

     (b) Transactions with Affiliates. Section 7.13 of the Credit Agreement is hereby amended by inserting the following new phrase immediately before the end of clause (A) thereof:

",   including  any  such   transaction   involving  the  purchase  or  sale  of
Representation Agreements from or to Katz Media Services or any of its Subsidiaries and the management and performance of obligations under Representation Agreements owned by Katz Media Services pursuant to any Contract Management Agreements."


     SECTION 1.5. Events of Default. Section 8.1 of the Credit Agreement is hereby amended by:

     (a) deleting the phrase "Any Loan Party" in the first line of paragraph (d) thereof, and inserting in its place, the following new phrase: "the Purchaser or KCC or any of its Subsidiaries or Katz Media Services or any of its Subsidiaries";

     (b)  deleting  the phrase  "such Loan Party" in the third line of paragraph
(d) thereof, and inserting in its place, the following new phrase: "the Purchaser or KCC or any of its Subsidiaries or Katz Media Services or any of its Subsidiaries";

     (c) deleting the phrase "Any Loan Party or any of its Subsidiaries" in the first, fifth, thirteenth, and sixteenth lines of paragraph (e) thereof, and inserting in place, in each case, the following new phrase: "the Purchaser or KCC or any of its Subsidiaries or Katz Media Services or any of its Subsidiaries";

     (d) deleting the phrase "Loan Party" in the second line of paragraph (f) thereof, and inserting in its place, the following new phrase: "the Purchaser or KCC or any of its Subsidiaries or Katz Media Services or any of its Subsidiaries";

     (e) by amending and restating paragraph (m), clause (ii) thereof to read in its entirety as follows:

"(ii) the Purchaser shall no longer own all of the outstanding Stock of KCC free and clear of any Liens (other than Liens securing obligations under the Katz Media Services Credit Agreement or related Loan Documents);" and

     (f) inserting the following new paragraph (p):

"(p) Any Event of Default (as that term is defined in the Katz Media Services Credit Agreement) shall occur under the Katz Media Services Credit Agreement."


                                   ARTICLE II


                         REPRESENTATIONS AND WARRANTIES


     The Borrower hereby represents and warrants to the Agent and each of the Lenders as of the date of this Agreement as follows:

     SECTION 2.1. Representations in Loan Documents. Each of the representations and warranties made by or on behalf of the Borrower and each Guarantor to the Agent and the Lenders in the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Agreement, except, in each case, (a) as effected by the consummation of the transactions contemplated by the Loan Documents and (b) to the extent that any such representation or warranty relates by its express terms solely to a prior date.

     SECTION 2.2. Binding Effect of Documents, etc. This Agreement has been duly executed and delivered by the Borrower and by each of the Guarantors. The agreements and obligations of each of the Borrower and the Guarantors contained in this Agreement constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with their respective terms, except that (a) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (b) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 2.3. Corporate Authority, etc. The execution and delivery by each of the Borrower and the Guarantors of this Agreement have been duly and properly authorized by all necessary corporate or other action on the part of such Person and do not and will not (a) contravene any provision of the certificate of incorporation, by-laws or other comparable governing documents of such Person,
(b) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any Lien upon any of the property of such Person under, any Contractual Obligation to which such Person is a party or by which such Person or its property is bound or affected, (c) violate or contravene any provision of any Requirement of Law or any decree, order or judgment of any Governmental Authority binding on such Person, (d) result in or permit the acceleration of any Indebtedness of such Person, or (e) require any consents or approvals from any shareholders of such Person.

     SECTION. 2.4 No Defaults. After giving effect to this Agreement, no Defaults or Events of Default are continuing.

                                   ARTICLE III


                              CONDITIONS PRECEDENT


     This Agreement shall be effective, from and after the date on which all of the following conditions shall have been satisfied:

     SECTION 3.1. Execution of this Agreement. The Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Majority Lenders, the Borrower and each of the Guarantors.

     SECTION 3.2. Katz Media Credit Agreement. The Katz Media Credit Agreement shall have been duly executed and delivered by each of the parties thereto.

     SECTION 3.3. Fairness Opinion. The Borrower shall have received and delivered to the Agent the fairness opinion required pursuant to the Indenture in connection with the transactions contemplated by the Contract Management Agreements.


                                   ARTICLE IV


                             CONSENT OF GUARANTORS


     SECTION 4.1. Consent of Guarantors.

     (a) Each of the undersigned Guarantors absolutely and unconditionally consents to the execution, delivery and performance by the Borrower of this Agreement.

     (b) It is the express understanding and intention of each Guarantor that all the Obligations of the Borrower and of such Guarantor shall at all times hereafter continue to be entitled to all the benefits of, and to all the security constituted by, such Guarantor's Guaranty to the same extent as prior to the execution of this Agreement. All of such Obligations are hereby ratified and confirmed by each Guarantor in all respects.



                                   ARTICLE V


                       PROVISIONS OF GENERAL APPLICATION


     Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents remain unaltered. All of the Obligations of the Borrower to the Agent and the Lenders under the Credit Agreement and the other Loan Documents are, by the execution and delivery by the Borrower of this Agreement, ratified and confirmed by the Borrower in all respects. This Agreement and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of The Commonwealth of Massachusetts. This Agreement shall be a Loan Document. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     If you are in agreement with the foregoing, please sign the enclosed counterparts of this Agreement and return such counterparts to the undersigned, whereupon this Agreement shall become a binding agreement between the undersigned, the Agent and the Lenders on and as of the date first above written.


                                                Very truly yours,

                                                KATZ MEDIA CORPORATION


                                                By: /S/ RICHARD E. VENDIG
                                                   ------------------------
                                                   Title: SENIOR VICE PRESIDENT

     The foregoing Agreement is hereby accepted by the undersigned Agent and Majority Lenders on and as of the date first above written.


THE FIRST NATIONAL BANK OF BOSTON,
  individually, as Agent, and as one of the Underwriting Agents

By: /S/ ROBERT F. MILORDI
   ------------------------------
   Name:  ROBERT F. MILORDI
   Title: MANAGING DIRECTOR


CREDIT LYONNAIS NEW YORK BRANCH,
  individually and as one of the Underwriting Agents

By:
    -----------------------------------
    Title:


CREDIT LYONNAIS CAYMAN ISLAND BRANCH

By:
    -----------------------------------
    Title:


FLEET NATIONAL BANK

By: /S/ STEPHEN J. HEALEY
    -----------------------------------
    Title:  VICE PRESIDENT

BANQUE PARIBAS

By: /S/ EILEEN BURKE
    -----------------------------------
    Title:


STATE STREET BANK AND TRUST COMPANY

By: /S/ H. WOOD, JR.
   ------------------------------------
   Title: VICE PRESIDENT


NATIONAL BANK OF CANADA

By: /S/ THERESA WHITE
    -----------------------------------
    Title: ASSISTANT VICE PRESIDENT


EUROPEAN AMERICAN BANK

By: /S/ GILBERT TORRES
    -----------------------------------
    Title: VICE PRESIDENT

     Each of the Guarantors listed below consents to this Agreement on and as of the date first above written and joins herein for purposes of Article IV hereof on and as of the date first above written.


BANNER RADIO SALES, INC.
CHRISTAL RADIO SALES, INC.
EASTMAN RADIO SALES, INC.
KATZ COMMUNICATIONS, INC.
SELTEL INC.
THE CABLE COMPANY, INC.
THE NATIONAL PAYROLL COMPANY



By: /S/ RICHARD E. VENDIG
    -----------------------------------
    Title: SENIOR VICE PRESIDENT